UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 26, 2007
Date of Report (date of earliest event reported)

Sigma Designs, Inc.
(Exact name of registrant as specified in its charter)

California	001-32207	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1221 California Circle Milpitas, California 95035
(Address of principal executive offices)

(408) 262-9003
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events

On April 26, 2007, Sigma Designs, Inc. (the “Company”) received a letter from the Nasdaq Stock Market (“Nasdaq”) informing it that the Nasdaq Listing and Hearing Review Council has determined, based upon Nasdaq Listing Qualification staff review of the Company’s Annual Report on Form 10-K for the year ended February 3, 2007 and Forms 10-Q for July 29, 2006 and October 28, 2006 which were filed on April 20, 2007, that the Company has demonstrated compliance with all Nasdaq Marketplace Rules and that Nasdaq’s delisting action is closed.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

99.1	Press Release issued by Sigma Designs, Inc. dated April 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2007		SIGMA DESIGNS, INC.

	By:	/s/ THINH TRAN
Thinh Tran Chief Executive Officer and President (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Sigma Designs, Inc. dated as of April 27, 2007.